THE JAPAN FUND, INC.
                                 Class S Shares








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                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002

                             As Revised May 31, 2002




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This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund dated May 1, 2002, as amended from time to time. A copy of the prospectus may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, care of The Japan Fund Service Center.

The Annual Report to Shareholders of The Japan Fund, Inc. dated December 31, 2001 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                        Page

INVESTMENT RESTRICTIONS...................................................1

INVESTMENT POLICIES AND TECHNIQUES........................................2

JAPAN AND THE JAPANESE ECONOMY...........................................14

MANAGEMENT OF THE FUND...................................................25
         Investment Manager..............................................25
         Subadvisor......................................................27
         Brokerage Commissions...........................................28
         Distributor.....................................................29

FUND SERVICE PROVIDERS...................................................29
         Transfer Agent and Shareholder Service Agent....................29
         Custodian and Fund Accounting Agent.............................30
         Auditors........................................................30
         Legal Counsel...................................................30

PERFORMANCE..............................................................30

PURCHASE AND REDEMPTION OF SHARES........................................34

DIVIDENDS, CAPITAL GAINS AND TAXES.......................................44

NET ASSET VALUE..........................................................49

DIRECTORS AND OFFICERS...................................................50

ORGANIZATION OF THE FUND.................................................58

ADDITIONAL INFORMATION...................................................59

FINANCIAL STATEMENTS.....................................................60

APPENDIX.................................................................61

                              THE JAPAN FUND, INC.
                                 CLASS S SHARES

The Japan Fund, Inc. is a diversified, open-end management investment company which continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class S, Class A, Class B and Class C shares. Only the Class S shares are offered herein.

                             INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to the Fund without the approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not, as a fundamental policy:

(a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(f) make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy.

The Fund may not, as a nonfundamental policy:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(7) lend portfolio securities in an amount greater than 5% of its total assets.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The 1940 Act imposes certain additional restrictions affecting the Fund's investments.

For purposes of determining whether a percentage restriction on investment or utilization of assets as set forth above under "Investment Objective and Policies," "Investment Restrictions" or "Other Investment Policies" has been adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of such restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Objective and Policies

The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities (including American Depositary Receipts) of Japanese companies, as described below.

The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the 1940 Act.

The Board will provide shareholders with at least 60 days notice prior to making any changes to the Fund's 80% investment policy as described herein.

Under normal conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Japanese securities; that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In so doing, the Fund's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Fund's investment advisor, Deutsche Investment Management Americas Inc. (the "Advisor"), believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The Fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Fund's management determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments.

The Fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the Fund to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Fund to unlimited liability.

The Fund may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Fund's national Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The Fund may make contracts, incur liabilities, borrow money and issue bonds, notes and obligations, as permitted by the laws of the state of Maryland, by the 1940 Act and by the Fund's Articles of Incorporation.

It is the Fund's policy not to underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase securities for its investment portfolio, whether or not such purchase might be deemed to make the Fund an underwriter or a participant in any such underwriting or selling group.

It is the policy of the Fund not to engage in the purchase and sale of real estate, other than real estate deemed by the Board of Directors of the Fund (the "Board of Directors") to be necessary and convenient for the operation of the Fund's affairs; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase, acquire and invest in securities of real estate companies or other companies owning or investing in real estate.

It is the Fund's policy not to make loans, other than by way of making investments in corporate debt securities or government obligations or commercial paper as described above.

Master/feeder Structure

The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Specialized Investment Techniques

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.

Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities of both foreign and domestic issuers. Portfolio debt investments will be selected for their capital appreciation potential on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase bonds, rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Advisor. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of such security. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Investment. While the Fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. The Fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. The Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each Fund may be required to bear all or part of the registration expenses. the Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Government
Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Fund's management seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code, as amended, (the "Code") for qualification as a regulated investment company. (See "Dividends, Capital Gains and Taxes.")

                        JAPAN AND THE JAPANESE ECONOMY*

Because of distance, as well as differences in language, history, and culture, Japan remains relatively unfamiliar to many investors. The archipelago of Japan stretches for 1300 miles in the western Pacific Ocean and comprises an area of approximately 146,000 square miles. The four main islands, Hokkaido, Honshu, Kyushu and Shikoku, cover the same approximate range of latitude and the same general range of climate as the east coast of the United States north of Florida. The archipelago has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

Japan has a total population of approximately 126 million. Life expectancy is one of the highest in the world. Literacy in Japan approaches 100%. Nearly 90% of Japanese students graduate from high school. Approximately 37% go on to college or university. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya, cities with some of the world's highest population densities.

Over the post war period Japan has experienced significant economic development. Today Japan is the second largest industrial nation in the world in terms of GDP, with the United States being the largest. During the era of high economic growth in the 1960s and early 1970s the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s, Japan moved into assembly industries that employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of automobiles and electrical and electronic products. In the 1980s, as Japan experienced a sharp appreciation of its currency, Japanese manufacturers increasingly moved their production offshore, while domestic demand was driven by a boom in consumption, housing, construction, and private capital expenditures. After the sharp collapse in the stock market, which began in 1990s, the Japanese economy has been in an adjustment phase, dealing with excess capacity, lower growth, and consequent problems within the banking sector.

Another development in the Japanese economy in the 1990s was a growing trend of deregulation and globalization. Import restrictions on many products, ranging from meats to gasoline were gradually lifted, and deregulation proceeded in industries ranging from retail, communication, transportation, finance, and many others.

Since the second half of the 1990s, asset price declines and excess capacity in many sectors have continued to support a largely deflationary environment.

--------------------------------------------------------------------------------
* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people. In order to achieve its economic objectives, the Government has generally relied on providing the prerequisite business environment and administrative guidance. The agencies of the Government primarily concerned with economic policy and its implementation are the Economic Planning Agency, The Ministry of Finance (MOF) and the Ministry of Economy, Trade, and Industry (METI) The Bank of Japan, Japan's central bank, also acts in this field.

Economic Trends

During the five-year period ended December 31, 2001, Japan's real gross domestic production constant prices has risen by no more than 0.6% per annum. As a result of deflation, in nominal terms it fell by an annualized compound rate of 0.3%. GDP peaked in 1997, as the public purchased in advance of a hike in the consumption tax from 3% to 5%. Consumer spending and housing investment started to slow following the rise, and Japan fell into recession in 1998 as the Government was forced to inject money into the financial system to avoid a collapse. The two years following were marked by deflation, and muted real growth, despite further public spending and , at least in 2000 some private sector capital expenditure as domestic industries started to restructure. In 2001 the contribution from net exports collapsed as the US high tech economy endured a cyclical downturn, while imports from China and other cheap manufacturing centres continued to increase. At the time of writing, preliminary data suggests that Japan was again in recession in 2001, but that the economy is probably suggests that the economy is near the bottom of the cycle. The following table sets forth the composition of Japan's gross domestic product in yen and in percentage terms. In addition, the gross domestic product in constant yen and the gross domestic deflator are shown.

                             GROSS DOMESTIC PRODUCT

-----------------------------------------------------------------------------------------------------------------
Gross Domestic Product                      1997           1998           1999           2000          2001
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
Nominal GDP (in Billion of Yen)           521,861.5        515,834.8      511,837.1     513,534.0     503,593.7
-----------------------------------------------------------------------------------------------------------------
  Consumption                             366,352.6      367,680.4      371,639.5      372,961.5     372,061.5
   Private                                287,151.8      286,945.9      288,763.5      287,230.7     283,674.5
   Public                                  79,200.8       80,734.5       82,876.0       85,730.8      88,387.0
  Fixed Investment                        146,597.30     138,681.00     134,018.90     135,051.80    130,070.50
   Private                                106,774.60     100,169.90      94,508.50     100,153.20     96,986.00
   Public                                  39,822.7       38,511.1       39,510.4       34,898.6      33,084.5
  Inventory                                 3,154.1           29.4       (1,713.7)      (1,794.9)     (1,708.8)
   Private                                  2,897.3            8.5       (1,732.7)      (1,927.5)     (1,721.2)
   Public                                     256.8           20.9           19.0          132.6          12.4
  Net Exports of Goods & Services           5,757.5        9,444.0        7,892.4        7,315.5       3,170.6
   Exports of Goods & Services             56,073.6       55,051.0       51,143.5       55,255.9      52,555.0
   Imports of Goods & Services            (50,316.1)     (45,607.0)     (43,251.1)     (47,940.4)    (49,384.4)
Real GDP                                  524,121.8      518,357.7      521,826.9      534,148.2     531,333.3
GDP Deflator (1995=100)                        99.6           99.5           98.1           96.1          94.8

-----------------------------------------------------------------------------------------------------------------
Percentage Change of GDP                    1997           1998           1999           2000          2001
=================================================================================================================
Nominal GDP                                   +2.2%          -1.2%          -0.8%          +0.3%         -1.9%
  Consumption                                 +1.9%          +0.4%          +1.1%          +0.4%         -0.2%
  Fixed Investment                            +0.9%          -5.4%          -3.4%          +0.8%         -3.7%
  Inventory                                   -8.9%         -99.1%      -5,928.9%          +4.7%         -4.8%
  Net Exports of Goods & Services           +126.8%         +64.0%         -16.4%          -7.3%        -56.7%
   Exports of Goods & Services               +13.1%          -1.8%          -7.1%          +8.0%         -4.9%
   Imports of Goods & Services                +7.0%          -9.4%          -5.2%         +10.8%         +3.0%
Real GDP                                      +1.8%          -1.1%          +0.7%          +2.4%         -0.5%
GDP Deflator                                  +0.4%          -0.1%          -1.4%          -2.0%         -1.4%

-----------------------------------------------------------------------------------------------------------------
Percentage of Nominal GDP                   1997           1998           1999           2000          2001
=================================================================================================================
  Consumption                                 70.2%          71.3%          72.6%          72.6%         73.9%
  Fixed Investment                            28.1%          26.9%          26.2%          26.3%         25.8%
  Inventory                                    0.6%           0.0%          -0.3%          -0.3%         -0.3%
  Net Exports of Goods & Services              1.1%           1.8%           1.5%           1.4%          0.6%
   Exports of Goods & Services                10.7%          10.7%          10.0%          10.8%         10.4%
   Imports of Goods & Services                 9.6%           8.8%           8.5%           9.3%          9.8%
  Total                                      100.0%         100.0%         100.0%         100.0%        100.0%
-----------------------------------------------------------------------------------------------------------------

                 Source: Economic and Social Research Institute,
                    Cabinet office : Development of Real GDP

                              INDUSTRIAL PRODUCTION

The following table sets forth indices of industrial production of Japan and other selected industrial countries for the five years ending with calendar year 2001 (with 1995 as 100):

                        INDICES OF INDUSTRIAL PRODUCTION

------------------------------------------------------------------------------
    (1995=100)        1997       1998        1999        2000        2001
==============================================================================
Japan                 101.18       94.90     100.78      105.69       91.86
United States         113.81      117.26     123.18      125.15      117.95
Germany               107.75      108.65     113.68      120.62      115.29
United Kingdom        101.39      101.88     103.67      104.86      100.00
France                110.13      111.14     115.81      119.25      117.02
Italy                 102.15       97.27     102.73      108.40      102.25
Canada                112.30      119.51     128.46      129.07      121.24
------------------------------------------------------------------------------

           Source: IMF, International Financial Statistics, Bloomberg

The following table sets forth the proportion of gross domestic product contributed by major industrial sectors of the economy for 1997 to 2001:

                  GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS

----------------------------------------------------------------------------------------------------------
                                             1997          1998          1999         2000       2001
==========================================================================================================
Manufacturing                                    94.2%         94.0%         94.0%       94.1%       n.a.
    Agriculture, Forestry and Fisheries           1.7%          1.7%          1.6%        1.6%       n.a.
    Mining                                        0.2%          0.2%          0.2%        0.2%       n.a.
    Construction                                  7.6%          7.4%          7.2%        6.9%       n.a.
    Manufacturing                                23.6%         22.4%         22.4%       23.4%       n.a.
    Electricity, Gas and Water                    2.8%          2.9%          2.9%        2.9%       n.a.
    Wholesale and Retail Trade                   15.4%         15.1%         14.5%       13.9%       n.a.
    Finance and Insurance                         5.8%          5.8%          6.3%        6.3%       n.a.
    Real Estate                                  11.8%         12.0%         12.2%       12.1%       n.a.
    Transportation & Communication                7.1%          7.4%          7.5%        7.3%       n.a.
    Services                                     18.2%         19.1%         19.1%       19.5%       n.a.
Government Services                               8.3%          8.5%          8.7%        8.9%       n.a.
Private Non-Profit Institutions                   1.7%          1.9%          1.8%        1.7%       n.a.
Import Duty                                       0.5%          0.5%          0.5%        0.5%       n.a.
(Deduction) Others                                0.4%          0.4%          0.4%        0.4%       n.a.
(Deduction) Imputed Interest                      4.8%          4.9%          5.0%        4.7%       n.a.
Statistical Discrepancy                           0.6%          0.4%          0.3%        0.0%       n.a.
==========================================================================================================
Total GDP                                         100%          100%          100%        100%       n.a.
----------------------------------------------------------------------------------------------------------

      Source: Economic Planning Agency, Annual Report on National Accounts

* Gross domestic product measures the value of original goods and services produced by a country's domestic economy. It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

Energy

Japan has historically depended on oil for most of its energy requirements. Virtually all of its oil is imported, the majority from the Middle East. Oil price changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels. In addition to conservation efforts, industrial restructuring, with emphasis on shifting from basic industries to processing and assembly type industries, has also contributed to the reduction of oil consumption. Despite Japan's economic growth, crude oil imports have not increased materially since 1979.

Labor

In 2000, approximately 67.8 million persons, or approximately 53% of the Japanese population, were employed, of which approximately 4.8% were employed in agriculture, forestry and fisheries, 32.3% in construction and manufacturing and 6.8% in transportation and communications, 24.1% in wholesale and retail trade, 4.0% in finance, and 28.0% in other service-related industries (including the government). Since 1980 an increasing proportion of the paid work force is female and an increasing number of people have been employed in service industries. Unemployment has been growing in Japan through the recessions of the late 1990s, as public sector spending in traditional areas such as construction has contracted, and private sector employers have been laying off staff as part of restructuring measures. At February 2002, the unemployment rate was 5.3%, though unofficial estimates suggest it may in fact be significantly higher than this.

---------------------------------------------------------------------------------------
      Employee by type of work         1997      1998      1999      2000      2001
=======================================================================================
Agriculture, forestry and fisheries       5.2%      5.1%      5.0%      4.8%      4.9%
Construction                             11.0%     10.7%     10.7%     10.7%     10.8%
Manufacturing                            23.1%     22.3%     21.9%     21.6%     21.9%
Transportation & Communication            6.6%      6.5%      6.6%      6.8%      7.0%
Whole Trade, Retail Trade                23.6%     24.0%     24.2%     24.1%     25.2%
Services                                 26.4%     27.2%     27.5%     28.0%     30.2%
=======================================================================================
Total                                   100.0%    100.0%    100.0%    100.0%    100.0%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
(YoY%Chg)                              1997      1998      1999      2000      2001
=======================================================================================
Wages Index                              +2.8%     -1.1%     -1.0%     -0.6%     -2.3%
Hours Worked Index                       -0.2%     -1.8%     +0.0%     +0.8%     -2.0%
Employment Index                         -0.9%     -1.3%     -2.6%     -1.0%     -0.3%
Labor Productivity                       +4.8%     -4.1%     +3.0%     +6.1%     +2.1%
---------------------------------------------------------------------------------------

                    Source: Ministry of Labor, Monthly Labor
          (Wages are for manufacturers who employ 30 or more persons.)

Prices

In the early 1990s, price inflation in Japan was weak. Over the last five years the tendency has become increasingly deflationary under the influences of slow economic growth, overcapacity, and increasing penetration of imports from low cost countries such as China. The tables below set forth the wholesale and consumer price indices for Japan and other selected industrial countries for which comparable statistics are available:

                       COMPARATIVE WHOLESALE PRICE INDICES

------------------------------------------------------------------------------
    (1995=100)        1997       1998        1999        2000        2001
==============================================================================
Japan
                     99.40       97.38      96.98       96.88       95.27

United States        100.88      97.70      101.68      108.36      101.84

Germany              100.20      98.30      99.40       103.60      103.70

United Kingdom       102.36     102.36      104.63      107.09      105.91

France               97.68       95.26      95.56       97.98       98.39

Italy                102.27     100.89      103.75      110.16      108.78

Canada               100.60     100.79      104.66      108.23      105.56
------------------------------------------------------------------------------

                 Source: IMF, International Financial Statistics

                       COMPARATIVE CONSUMER PRICE INDICES

------------------------------------------------------------------------------
    (1995=100)        1997       1998        1999        2000        2001
==============================================================================
Japan
                     102.40     103.01      101.90      101.50      100.30

United States        105.16     106.85      109.63      113.41      115.19

Germany              103.49     103.88      105.08      107.37      109.16

United Kingdom       106.13     109.10      110.98      114.24      115.03

France               102.88     103.17      104.56      106.15      107.64

Italy                104.80     106.56      108.81      111.75      114.40

Canada               102.99     103.99      106.68      110.07      110.87
------------------------------------------------------------------------------

           Source: IMF, International Financial Statistics, Bloomberg

Balance of Payments

Foreign Trade

Overseas trade is important to Japan's economy even though offshore production has eroded its importance. Japan has few natural resources and must export to pay for its imports of these basic requirements. During the year ended December 31, 2000, exports and imports represented approximately 11.1%and 9.7%respectively, of Japan's nominal gross domestic product. Roughly three quarters of Japan's exports are machinery and equipment including motor vehicles, machine tools and electronic equipment. Japan's principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan and the People's Republic of China. The principal sources of its imports are the United States, South East Asia, the People's Republic of China and the Middle East.

The following table shows (i) index in yen terms of the value of Japanese exports and imports and (ii) the Japanese terms of trade (the ratio of export to import prices), which is an indicator of a country's comparative advantage in trade.

                             FOREIGN TRADE OF JAPAN

----------------------------------------------------------------------------------------------------
      (1997=100)            1997           1998            1999           2000           2001
====================================================================================================
Value Index
        Exports                  100.0           99.4            93.9          108.6           94.8
        Imports                  100.0           89.5            96.2          116.1          103.6
----------------------------------------------------------------------------------------------------

        Source: Ministry of Finance, The Summary Report on Trade of Japan

               The following table sets forth the composition of Japan's exports and imports by major commodity groups:

                   COMPOSITION OF JAPAN'S EXPORTS AND IMPORTS

-----------------------------------------------------------------------------------------------------
Japan Exports                        1997          1998         1999          2000         2001
=====================================================================================================

Foods & Beverage                          0.5%          0.5%         0.5%          0.4%         0.7%
Textile Products                          2.0%          1.9%         1.9%          1.8%         1.9%
Chemicals                                 7.1%          7.0%         7.4%          7.4%         7.6%
Non-Ferrous Metal                         1.2%          1.1%         1.1%          1.2%         1.2%
Metal Products                            6.4%          6.3%         5.7%          5.5%         5.9%
Machinery                                23.8%         22.5%        21.3%         21.5%        20.9%
Elec. Machinery                          23.6%         23.2%        24.3%         26.5%        23.5%
 Visual Equipments                        2.1%          2.5%         2.5%          2.7%         2.8%
 Audio Equipments                         0.9%          0.9%         0.8%          0.7%         0.5%
 Others                                  22.7%         22.3%        23.5%         25.8%        20.2%
Transport Equipments                     21.5%         23.2%        22.7%         21.0%        22.7%
 Autos                                   14.0%         15.4%        14.9%         13.4%        14.7%
 Auto Parts                               3.5%          3.2%         3.4%          3.6%         3.8%
 Motorcycles                              0.9%          1.2%         1.1%          1.1%         1.2%
 Ships                                    2.2%          2.5%         2.2%          2.0%         2.0%
Precision Machinery                       4.8%          4.6%         5.1%          5.4%         5.4%
Other Exports                             9.0%          9.5%        10.0%          9.5%        10.2%

-----------------------------------------------------------------------------------------------------
Total                                   100.0%        100.0%       100.0%        100.0%       100.0%
-----------------------------------------------------------------------------------------------------




                                       20

-----------------------------------------------------------------------------------------------------
Japan `s Imports                     1997          1998         1999          2000         2001
=====================================================================================================

Foods & Beverages                        13.6%         14.8%        14.3%         12.1%        12.4%
Basic Materials                           8.7%          7.8%         7.2%          6.5%         6.1%
Minerals & Fuels                         18.4%         15.3%        16.0%         20.3%        20.1%
 Coal                                     2.0%          2.2%         1.8%          1.4%         1.8%
 Petroleum                               10.3%          8.0%         8.6%         11.8%        11.1%
 Others                                   6.1%          5.2%         5.6%          7.1%         7.2%
Chemicals                                 6.9%          7.4%         7.5%          7.0%         7.3%
Textile Materials                         6.6%          6.8%         6.7%          6.5%         6.8%
Non-Ferrous Metal                         1.5%          1.4%         1.4%          1.3%         1.3%
Metal Products                            5.3%          5.1%         4.6%          4.8%         4.3%
Machinery                                28.0%         30.5%        31.3%         31.6%        31.2%
Others                                   10.9%         10.9%        10.9%         10.0%        10.6%

-----------------------------------------------------------------------------------------------------
Total                                     100%          100%         100%          100%         100%
-----------------------------------------------------------------------------------------------------

                  Source: Ministry of Finance, Trade Statistics


The following table indicates the geographic distribution of Japan's trade in recent years.

             GEOGRAPHIC DISTRIBUTION OF JAPAN'S EXPORTS AND IMPORTS

-----------------------------------------------------------------------------------------------
Japan Exports                  1997         1998          1999          2000         2001
===============================================================================================

  Asia                             41.6%        34.7%         37.2%         41.1%        40.3%
  EU                               15.6%        18.4%         17.8%         16.3%        17.0%
  North America                    29.3%        32.2%         32.4%         31.3%        31.7%
  Others                           13.6%        14.7%         12.6%         11.2%        11.0%
  ---------------------------------------------------------------------------------------------
  Subtotal                          100%         100%          100%          100%         100%
===============================================================================================

-----------------------------------------------------------------------------------------------
Japan Import                   1997         1998          1999          2000         2001
===============================================================================================

  Asia                             37.0%        37.0%         40.0%         42.0%        42.3%
  EU                               13.0%        14.0%         14.0%         12.0%        14.1%
  North America                    25.0%        27.0%         24.0%         21.0%        20.3%
  Others                           15.0%        14.0%         13.0%         13.0%        23.3%
  ---------------------------------------------------------------------------------------------
  Subtotal                         90.0%        92.0%         91.0%         88.0%       100.0%
===============================================================================================

                   Source: Ministry of Finance, Bank of Japan

                           SECURITIES MARKETS IN JAPAN

There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange, the Osaka Stock Exchange and the Nagoya Stock Exchange are the largest. The three main markets have two sections of stocks; generally, companies with smaller capitalization are listed on the second section. In addition, The Japan Over-The-Counter Trading Co. acts as the intermediary between securities companies wishing to trade shares on the over-the-counter (OTC) market. The primary role of the OTC market is to facilitate the raising of funds from the investing public by unlisted, small and medium-sized companies. Equity securities of Japanese companies, which are traded in an over-the-counter market, are generally securities of relatively small or little-known companies. A new market, named "Mothers", was established in the Tokyo

Stock Exchange on November 11, 1999. This market is designed to facilitate the public listing of venture business-type small corporations.

There are two widely followed price indices. The Nikkei Stock Average (NSA) is an arithmetic average of 225 selected stocks computed by a private corporation. In addition, the Tokyo Stock Exchange publishes the TOPIX, formerly the TSE Index, which is an index of all first section stocks, about 1450 in total. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.

The following table shows the high, low and close of the NSA, TOPIX and the Nikkei OTC Index for the years 1992 through 2001.

----------------------------------------------------------------------------------------------------------------------------
                          1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
============================================================================================================================

Nikkei 225    High        23,801.2 21,148.1  21,552.8  20,011.8  22,666.8  20,681.1   17,264.3 18,934.3  20,833.2  14,529.4
              Low         14,309.4 16,078.7  17,369.7  14,485.4  19,161.7  14,775.2   12,880.0 13,232.7  11,820.0   9,420.9
              Close       16,925.0 17,417.2  19,723.1  19,868.2  19,361.4  15,258.7   13,842.2 18,934.3  12,999.7  11,024.9

----------------------------------------------------------------------------------------------------------------------------
TSE/TOPIX     High         1,763.4  1,698.7   1,712.7   1,585.9   1,722.1   1,560.3    1,300.3  1,722.2   1,732.5   1,441.0
              Low          1,102.5  1,250.1   1,446.0   1,193.2   1,448.5   1,130.0      980.1  1,048.3   1,162.0     922.5
              Close        1,307.7  1,439.3   1,559.1   1,577.7   1,470.9   1,175.0    1,087.0  1,722.2   1,277.3   1,060.2
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OTC           High         2,022.4  1,728.1   2,002.7   1,852.1   1,747.2   1,333.1      842.1  2,423.2   2,214.5   1,453.8
              Low          1,099.3  1,200.8   1,445.5   1,194.8   1,316.3     708.2      611.0    727.3   1,126.7   1,027.3
              Close        1,227.9  1,447.6   1,776.1   1,488.4   1,330.6     721.5      725.0  2,270.1   1,354.6   1,180.5
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
   YoY%Chg                1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
============================================================================================================================

Nikkei 225    High          -12.3%   -11.1%     +1.9%     -7.2%    +13.3%     -8.8%     -16.5%    +9.7%    +10.0%    -30.3%
              Low           -33.3%   +12.4%     +8.0%    -16.6%    +32.3%    -22.9%     -12.8%    +2.7%    -10.7%    -20.3%
              Close         -26.4%    +2.9%    +13.2%     +0.7%     -2.6%    -21.2%      -9.3%   +36.8%    -31.3%    -15.2%

----------------------------------------------------------------------------------------------------------------------------
TSE/TOPIX     High          -13.1%    -3.7%     +0.8%     -7.4%     +8.6%     -9.4%     -16.7%   +32.4%     +0.6%    -16.8%
              Low           -32.7%   +13.4%    +15.7%    -17.5%    +21.4%    -22.0%     -13.3%    +7.0%    +10.8%    -20.6%
              Close         -23.7%   +10.1%     +8.3%     +1.2%     -6.8%    -20.1%      -7.5%   +58.4%    -25.8%    -17.0%

----------------------------------------------------------------------------------------------------------------------------
OTC           High          -39.3%   -14.6%    +15.9%     -7.5%     -5.7%    -23.7%     -36.8%  +187.8%     -8.6%    -34.4%
              Low           -42.7%    +9.2%    +20.4%    -17.3%    +10.2%    -46.2%     -13.7%   +19.0%    +54.9%     -8.8%
              Close         -36.9%   +17.9%    +22.7%    -16.2%    -10.6%    -45.8%      +0.5%  +213.1%    -40.3%    -12.9%
----------------------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Statistics Report and
 Annual Statistics of OTC Stocks issued by Japan Securities Dealers Association

THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE SHOWING TOPIX AND NEKKEI 225 (1987/05=1) FROM DATES 5/87 TO 5/01

In the five years ending December 1989, the Tokyo Stock Price Index (TOPIX) more than tripled, rising from 913.37 to 2884.80 on December 18, 1989. The TOPIX then declined heavily in 1990 and in 1992, and after showing a slight rebound in 1993 and 1994, the Index continued to decline throughout 1996, 1997 and 1998 to a low of 980.11 on October 15, 1998. From the 1989 peak to the 1998 bottom, the TOPIX registered a 66% drop. In 1999, the Tokyo stock market showed a strong upturn led by information service sector However, over the last two years TOPIX has given up all the ground gained in 1999 as high growth company valuations fell in line with those in the US and Europe, and worries over the financial system persisted. In February 2002 TOPIX hit a new post-bubble low, and the Nikkei 225 fell below the level of the Dow Jones 30 index for the first time in forty-six years

The following tables present certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past five years.

--------------------------------------------------------------------------------------------------------------
                                                   1996        1997         1998        1999         2000
==============================================================================================================
Market Capitalization in billion of Yen)
      TSE                                      347,578     280,930      275,181     456,027      359,919
      OTC                                       14,904       9,228        7,742      27,411       10,283

--------------------------------------------------------------------------------------------------------------
Daily Average Trading Volume (000 shares)
      TSE                                      405,541     436,416      445,872     585,937      639,134
      OTC                                        9,766       5,614        5,036      16,877       13,938

--------------------------------------------------------------------------------------------------------------
Number of Listed Companies
      TSE                                         1766        1805         1838        1890         2027
      OTC                                          762         834          856         868          886

--------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Securities Statistics

Compared to the United States, the common stocks of many Japanese companies trade at a higher price-earnings ratio, although they are comparable or cheaper if looked at on other valuation measures such as price to cash or price to book. Historically, investments in the OTC market have been more volatile than the TSE.

In the past, the proportion of trading value by institutional investors has tended to increase at the expense of individuals, but over the last five years, the share of trading value represented by financial institutions and business corporations has fallen while the value of trading by foreigners has risen substantially until it now represents more than half overall trading. In 1999, the trading value by individuals increased dramatically reflecting the stock market rally and brisk demand for stock investment trusts, but this subsided again in 2000 and 2001.

-------------------------------------------------------------------------------------------
(Trading Value; % of Total)      1997         1998         1999       2000        2001
===========================================================================================
Individuals                          16.9%        13.5%       29.0%      21.8%       18.0%
Foreigners                           34.5%        39.2%       38.6%      42.4%       51.8%
Securities Companies                  2.2%         1.9%        2.2%       2.8%        2.3%
Investment Trust                      3.5%         2.1%        2.3%       2.9%        2.8%
Financial Institutions               37.2%        37.4%       22.3%      26.0%       22.0%
Others                                0.7%         0.7%        0.6%       0.6%        0.5%
-------------------------------------------------------------------------------------------
Customers' Account                  100.0%       100.0%      100.0%     100.0%      100.0%
-------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Annual Securities Statistics
                   (Trading Value; 1st and 2nd Sections of the
                    Tokyo, Osaka and Nagoya Stock Exchanges)

The following table shows the price/earning ratios, price/book value ratio, and dividend yield for TOPIX for each of the past five years. Because of differences in accounting methods used in Japan and the United States, the price/earning ratios are not directly comparable. The Japanese price/earnings ratio rose in the period from 1997 through 1999 due mainly to a decline in earnings particularly in the bank sector. 2000 saw a dramatic reversal, as market prices fell while earnings rose.

           TOPIX VALUATIONS (PER, PBR, Div. Yield and Rate of Return)

----------------------------------------------------------------------------------------------
                                    1997        1998         1999        2000        2001
==============================================================================================
Price/Earnings Ratio 1)                124.5       174.5         82.0        35.8       152.7
Price/Book Ratio 1)                      1.8         1.7          2.7         1.9         1.5
Dividend Yield 1)                        1.0         1.0          0.6         0.8         0.9
Rate of Return 2)                        4.2        20.9          n.a.        n.a.        n.a.
----------------------------------------------------------------------------------------------


                  Sources: 1) Nikkei, 2) Tokyo Stock Exchange

The following tables, compiled by Morgan Stanley Capital International, set forth the size of the Japanese equity market in comparison with that of other major equity markets for the five years ending December 31,2001.

                        EQUITY STOCK MARKETS OF THE WORLD

-----------------------------------------------------------------------------------------
                        1997          1998          1999         2000          2001
=========================================================================================
United States              49.29%        50.46%        48.62%       50.14%        56.10%
-----------------------------------------------------------------------------------------
Japan                      12.12%         9.98%        13.58%       10.73%         8.40%
-----------------------------------------------------------------------------------------
United Kingdom             10.20%         9.95%         9.30%        9.94%        10.50%
-----------------------------------------------------------------------------------------
EU  ex-UK                  17.93%        20.84%        20.22%       20.23%        16.70%
-----------------------------------------------------------------------------------------
Canada                      2.43%         1.79%         2.11%        2.34%         2.20%
-----------------------------------------------------------------------------------------
Switzerland                 3.70%         3.77%         2.76%        3.36%         3.10%
-----------------------------------------------------------------------------------------
Hong Kong                   1.33%         0.97%         1.13%        1.03%         0.80%
-----------------------------------------------------------------------------------------
Australia                   1.44%         1.43%         1.33%        1.34%         1.50%
-----------------------------------------------------------------------------------------
Other                       3.01%         2.25%         2.27%        2.24%         0.70%
-----------------------------------------------------------------------------------------

         Source: Morgan Stanley Capital International, Quarterly Report

* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

                             MANAGEMENT OF THE FUND

Investment Manager

Effective April 5, 2002, Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, acts as the investment advisor for the Fund pursuant to an interim agreement that complies with the requirements of Rule 15a-4 under the Investment Company Act of 1940, as amended. The interim management agreement contains the same terms and conditions as the previous investment management agreement, except to the extent necessary to comply with Rule 15a-4, and is in effect until September 2, 2002 or until shareholders approve a new investment management agreement or it is otherwise terminated.

Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

The present investment management agreement (the "Agreement") was approved by the Directors on April 1, 2002 and became effective April 5, 2002. Unless otherwise terminated, the agreement will be in effect for a period of 150 days from the date of the acquisition, or until shareholders approve a new investment management agreement with the Advisor, whichever occurs first. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Articles, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Fund may from time to time establish.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the Commission and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

The Advisor pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Directors, officers and employees of the Advisor as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

For its services under the Agreement, the Advisor receives a monthly fee, payable in dollars, equal on an annual basis to 0.85 of 1% of the first $100 million of average daily net assets, 0.75 of 1% on net assets in excess of $100 million up to and including $300 million, 0.70 of 1% on net assets in excess of $300 million up to and including $600 million, and 0.65 of 1% of net assets in excess of $600 million. For purposes of computing the monthly fee, the average daily net assets of the Fund is determined as of the close of business on each business day of each month throughout the year. For the year ended December 31, 1999, the fee pursuant to the Agreement amounted to $5,057,471, which was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets. For the year ended December 31, 2000, the fee pursuant to the Agreement amounted to $6,018,587, which was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets. For the year ended December 31, 2001, the fee pursuant to the Agreement amounted to $3,330,953, which was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto. The custodian agreement provides that the custodian shall compute the net asset value.

The Agreement expressly provides that the Advisor shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Subadvisor

Zurich Scudder Investments Japan, Inc. ("ZSIJ"), Kamiyachyo Mori Building, 4-3-20, Toranomon, Minato-ku, Tokyo, Japan, an affiliate of the advisor, currently acts as the subadvisor to the fund pursuant to an interim subadvisory agreement. The interim subadvisory agreement contains the same terms and conditions as the previous subadvisory agreement with ZSIJ, except to the extent necessary to comply with Rule 15a-4 under the 1940 Act. The subadvisor renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to the subadvisor by the advisor from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments. The advisor compensates ZSIJ out of the management fee it receives from the fund.

It is expected that, on or about May 2, 2002, ZSIJ will be acquired by Deutsche Asset Management (Japan) Limited ("DeAM Japan"), Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173, an affiliate of the advisor. The fund's Board of Directors has approved an interim subadvisory agreement between the advisor and DeAM Japan that complies with the requirements of Rule 15a-4 under the 1940 Act, which will become effective as of the date of the acquisition. The terms of the interim subadvisory agreement with DeAM Japan are substantially identical to the terms of the current interim subadvisory agreement with ZSIJ. Unless otherwise terminated, the interim subadvisory agreement will be in effect for a period of 150 days from the date of the acquisition, or until shareholders approve a new subadvisory agreement, or until termination of the Fund's interim investment management agreement with the advisor, whichever occurs first.

As compensation for its services, the Advisor pays to the Subadvisor, payable monthly, a Subadvisory fee computed at an annual rate of 0.280% of the average daily net assets of the Fund. The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.

Code of Ethics

The Fund, the Advisor, the Subadvisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Directors review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

For the years ended December 31, 1999, 2000 and 2001, Class S shares of the Fund paid brokerage commissions of $2,227,639, $1,921,803 and $811,885, respectively. For the year ended December 31, 2001, the $626,351 (77% of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or Advisor.

The total amount of brokerage transactions aggregated $1,423,322,521, of which $433,525,546 (30% of all brokerage transactions) were transactions which included research commissions. The Directors review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected.

The rate of total portfolio turnover of the Fund for years 2001 and 2000 was 70% and 74%, respectively.

Distributor

The Fund has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor. This underwriting agreement dated April 5, 2002 will remain in effect until October 31, 2002, unless sooner terminated, and from year to year thereafter only if its continuance is approved annually by a majority of the Fund's Board of Directors who are non-interested persons of any such party and by vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund. The underwriting agreement was ratified by the Fund's Board of Directors on April 1, 2002.

Under the underwriting agreement with the Distributor, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Fund's registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various jurisdictions, including registering the Fund as a broker/dealer in various jurisdictions, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of the Fund's shares.

As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                             FUND SERVICE PROVIDERS

Transfer Agent and Shareholder Service Agent

Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02205-2291, a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the year ended December 31, 1999, 2000 and 2001, the amount charged to the Class S shares by Scudder Service Corporation aggregated $516,599, $552,589 and $480,887, respectively.

Custodian and Fund Accounting Agent

The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as Custodian and Fund Accounting Agent. Bank of Tokyo -- Mitsubishi, Limited is employed as Sub-Custodian. Brown Brothers attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Auditors

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.

Legal Counsel

The Fund employs Davis Polk and Wardwell, 450 Lexington Avenue, New York, NY 10017, as the Fund's counsel.

                                   PERFORMANCE

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be computed separately for each class of shares of the Fund and may be calculated in the following manner:

Average Annual Total Return is the average annual compound rate of return for, where applicable, the periods of one year, five years, and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula and (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

        T      =    average annual total return
        P      =    a hypothetical initial payment of $1,000
        n      =    Number of years
        ERV    =    Ending redeemable value: ERV is the value, at the end
                    of the applicable  period,  of a hypothetical  $1,000
                    payment made at the beginning of the applicable period

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD
Where:
         P         =       a hypothetical initial investment of $1,000
         T         =       average annual total return (after taxes on
                           distributions)
         n         =       number of years
         ATVD      =       ending value of a hypothetical $1,000 payment made at
                           the  beginning  of the 1-, 5-, or 10-year  periods at
                           the  end  of the  1-,  5-,  or  10-year  periods  (or
                           fractional    portion),    after    taxes   on   fund
                           distributions but not after taxes on redemptions

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                 P(1+T)^n = ATVD
Where:
           P         =       a hypothetical initial investment of $1,000
           T         =       average annual total return (after taxes on
                             distributions and redemption)
           n         =       number of years
           ATVD      =       ending  value  of  a   hypothetical   $1,000
                             payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

         Average Annual Total Return for periods ended December 31, 2001

                                   One Year       Five Years         Ten Years
                                   --------       ----------         ---------

Japan Fund -- Class S              -33.63%           2.46%              0.35%


As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

         T         =       Total Return
         P         =       a hypothetical initial investment of $1,000
         ERV       =       ending redeemable value: ERV is the value, at the end
                           of the applicable  period,  of a hypothetical  $1,000
                           investment made at the beginning of the applicable period

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Quotations of the Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

The investment results of the Fund will tend to fluctuate over time, so that current distributions, total returns and capital change should not be considered representations of what an investment may earn in any future period. Actual distributions will tend to reflect changes in market yields, and will also depend upon the level of the Fund's expenses, realized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

Quotations of the Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of non-standard performance data of various investments is valid only if such performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

          The Europe/Australia/Far East (EAFE) Index
          International Finance Corporation's Latin America Investable
               Total Return Index
          Morgan Stanley Capital International World Index
          J.P. Morgan Global Traded Bond Index
          Salomon Brothers World Government Bond Index
          Nasdaq Composite Index
          Wilshire 5000 Stock Index

From time to time, in marketing and other Fund literature, Directors and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

The Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

Taking a Global Approach

Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

The United States is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

                        PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening An Account

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX or telephone.

Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Advisor or any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the Taxpayer Identification or Social Security number, address and telephone number. The investor must then call its bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number:
9903-5552. The investor must send the completed and signed application to the Fund promptly.

The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act (UGMA) and Uniform Trust to Minor Act (UTMA) accounts), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000

($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o assess an annual $10 per Fund charge (paid to the Fund) for any non-fiduciary/custodial account without an AIP in place and a balance of less then $2,500; and

o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Family of Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions that are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program may purchase shares of the Fund by telephone (minimum $50 and maximum $250,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. Eastern Standard Time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to Scudder Service Corporation (the "Transfer Agent") the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

A certified check is not necessary, but checks for $100 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund or any of the other funds in the Scudder Family of Funds.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by the Brown Brothers Harriman & Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays that the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Share Certificates

Due to the desire of Fund management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified Tax Identification Number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or Tax Identification Number. A shareholder may avoid involuntary redemption by providing the Fund with a Tax Identification Number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Exchanges

The procedure for exchanging shares from the Fund into shares of another Scudder fund, when the new account is established with the same registration, telephone option, dividend option and address as the present account is set forth under "Exchanges and redemptions -- To exchange shares" in the Fund's prospectus. If the exchange is made into an existing account, at least $50 or more must be exchanged. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Transaction information -- Signature guarantees" in the Fund's prospectus. Exchanges may not be made to or from an account if it was established after December 29, 2000.

Exchange orders received before the close of regular trading on the Exchange on any business day will ordinarily be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading will be executed on the following business day. Notwithstanding the foregoing, if a shareholder requests to exchange his or her shares of the Fund for shares in another fund in the Scudder Family of Funds, and in connection therewith receives Fund portfolio securities in payment for those Fund shares (see "REDEMPTIONS" below), there will be a delay in repurchasing shares in such other fund owing to the time required to liquidate such securities on the shareholder's behalf and to remit the proceeds of such liquidation to the Fund's transfer agent. Accordingly, an exchange order in those instances (1) may not be executed for up to seven business days after the exchange request is received in good order and (2) will be executed at the net asset value next determined after the transfer agent's receipt of such liquidation proceeds.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from the Fund or another Scudder Fund to an existing account in the Fund or another Scudder Fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above. An exchange into another fund in the Scudder Family of Funds is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such an exchange may be subject to backup withholding. (See "Dividends, Capital Gains and Taxes")

Investors currently receive the exchange by telephone privilege, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds, and is not available to accounts in The Japan Fund that were established after December 29, 2000. For more information, please call 1-800-225-5163.

Special Redemption and Exchange Information

In general, Class S shares of the Fund may be exchanged or redeemed at net asset value. However, Class S shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption discount will not be applied to (a) a redemption of Class S shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation, (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.). In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

Redemption by Telephone

Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a)      NEW  INVESTORS   wishing  to  establish   telephone   redemption  to  a
         predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates.

If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for seven (7) business days following their purchase.

Redemption By QuickSell

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone (minimum $50 and maximum $250,000). Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. Eastern Standard Time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed as explained in the Fund's prospectus.

In order to ensure proper authorization before redeeming shares, the transfer agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Fund's transfer agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for the IRA redemptions are different from those for regular accounts. For more information call 1-800-53-JAPAN.

Redemption-in-Kind

In the event the Fund's management determines that substantial distributions of cash would have an adverse effect on the Fund's remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of his Fund shares, he may request that such securities either (1) be delivered to him or his designated agent or (2) be liquidated on his behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to him.

Other Information

All redemption requests must be directed to the Fund's Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Fund's Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated NAV after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge. Redemption of shares, including an exchange into another fund in the Scudder Family of Funds, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "Dividends, Capital Gains and Taxes")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Dividend and Capital Gain Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 for Class S or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distribution Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct
Distributions  request form can be obtained by calling  1-800-225-5163 for Class
S. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

Special Plan Accounts

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions to an IRA of up to the maximum contribution amount described below for each year prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

An eligible individual may contribute up to the maximum contribution amount of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to the maximum contribution amount per individual for married couples, even if only one spouse has earned income). The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008. After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005.

Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------

            25                       $253,680                  $973,704                 $4,091,908
            35                        139,522                   361,887                    999,914
            45                         69,439                   126,005                    235,620
            55                         26,414                    35,062                     46,699

This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
       (post tax, $2,000 pretax) and a 30% Tax Bracket (for 2002 and 2003)

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------

            25                       $119,318                   $287,021                  $741,431
            35                         73,094                    136,868                   267,697
            45                         40,166                     59,821                    90,764
            55                         16,709                     20,286                    24,681

Scudder Roth IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code. A single individual earning below $95,000 can contribute up to the maximum contribution amount per year to a Roth IRA. The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008.

After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of

$500 in each of those years, increasing to $1,000 for years after 2005. Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can each contribute the full maximum contribution amount each year (for example, in 2001 each spouse could contribute $2,000 to his or her IRA, for aggregate IRA contributions of $4,000). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed the maximum contribution amount. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who completed the rollover in 1998 were allowed to spread the tax payments over a four-year period. Since 1998, all taxes on such a rollover have had to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent 10 days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Fund, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-225-5163.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Fund, and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

The Fund reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders  may  arrange  to  make  periodic   investments  through  automatic
deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund intends to follow the practice of distributing substantially all of net investment company taxable income as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) and shares of the same Fund and class if checks are returned as undeliverable.

United States Federal Income Taxation

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Code, Treasury Regulations, Revenue Rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Fund and its Investments. The Fund intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in any issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed. The Fund will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains which are not treated as distributed and, under certain circumstances, in respect of investments in passive foreign investment companies as described below. Furthermore, the Fund will also be subject to a U.S. federal corporate income tax with respect to distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the applicable distribution requirement. Although all or a portion of the Fund's taxable income (including any net capital gains) for a calendar year may be distributed in January of the following year, such a distribution may be treated for U.S. federal income tax purposes as having been received by shareholders during the calendar year. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.

The Fund generally intends to distribute all of its net investment income, net short-term capital gains and net long-term capital gains (which consist of net long-term capital gains in excess of net short-term capital losses) in a timely manner. If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund received a so-called "excess distribution" with respect to PFIC stock, the Fund itself might be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund would be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor would be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year would be characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Recently enacted legislation will allow the Fund to make an election to mark to market its shares of PFICs in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) its previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income that is not subject to a fund level tax when distributed by the Fund as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

At December 31, 2001 the Fund had a net tax basis capital loss carry forward of approximately $84,101,000 which may be applied against any realized net taxable capital gain of each succeeding year until fully utilized or until December 31, 2009, whichever occurs first. In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $12,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these transactions and to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions. Distributions to shareholders of the Fund's net investment income and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. The Fund will designate the portions of any capital gains dividend that are taxable at a rate of 20% in the hands of individuals and other non-corporate shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

Shareholders electing to receive distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.

Sale or Redemption of Shares. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares (which includes exchanging his shares for shares of another Scudder Fund). A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will be taxed at the rate of 20% if the shareholder's period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining whether shares have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. It is unclear how capital losses that are treated as long-term under this rule offset gains taxable at the rate of 20% in the hands of individuals and other non-corporate shareholders.

Foreign Taxes. As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election a shareholder will: (a) include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and
(c) subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder's election to deduct rather than credit such foreign taxes may increase the shareholder's alternative minimum tax liability, if applicable. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat the amounts distributed to them as part of their pro rata portion of such taxes paid.

Backup Withholding. The Fund will be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Foreign Shareholders. A "Foreign Shareholder" is a person or entity that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a nonresident fiduciary of a foreign estate or trust. If a distribution of the Fund's net investment income and net short-term capital gains to a Foreign Shareholder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Foreign Shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A Foreign Shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains, or amounts retained by the Fund which are designated as undistributed capital gains unless the gain is effectively connected with a trade or business of such shareholder in the United States. In the case of a Foreign Shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of investment in the Fund.

Notices. Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Japanese Taxation

The operations of the Fund as described herein do not, in the opinion of Nagashima & Ohno, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan) provided such dealings are conducted by the Fund from outside of Japan or by the Fund's independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Pursuant to the Convention, a Japanese withholding tax at the maximum rate of 15% is, with certain exceptions, imposed upon dividends paid by a Japanese corporation to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a maximum rate of 10%. In the opinion of Nagashima & Ohno, pursuant to the Convention, capital gains of the Fund arising from its investments as described herein are not taxable in Japan.

Generally, the Fund will be subject to the Japan securities transaction tax on its sale of certain securities in Japan. The current rates of such tax range from 0.03% to 0.30% depending upon the particular type of securities involved. Transactions involving equity securities are currently taxed at the highest rate.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value

Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Fund's Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by a Fund's Pricing Committee.

                             DIRECTORS AND OFFICERS

Directors Information:

The following table presents information about each Director of the Fund as of May 1, 2002. Each Director's age as of May 1, 2002 is in parentheses after his name. Unless otherwise noted, the address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period.

Non-Interested Directors

                                                                                No. of
Name, Age and                                                                   Portfolios in
Position(s) Held with     Length of            Principal Occupation(s) During   Fund Complex     Other Directorships
the Fund                  Time Served          Past 5 Years                     Overseen         Held
--------                  -----------          ------------                     --------         ----

William L. Givens (72)
Director and Chairman     1978 to present      President, Twain Associates             1         None

Shinji Fukukawa (69)
Director                  2001 to present      Chief Executive Officer,                1         None
                                               Dentsu Institute for Human
                                               Studies

Thomas M. Hout (59)
Director                  1998 to present      Senior Advisor,                         1         None
                                               Boston Consulting Group

John F. Loughran (70)
Director                  1974 and             Retired 1995; formerly, Senior          1         The Industrial Bank
                          1990 to present      Advisor for Asia Pacific to                       of Japan Trust
                                               J.P. Morgan & Co., Inc.                           Company




                                       50

                                                                                No. of
Name, Age and                                                                   Portfolios in
Position(s) Held with     Length of            Principal Occupation(s) During   Fund Complex     Other Directorships
the Fund                  Time Served          Past 5 Years                     Overseen         Held
--------                  -----------          ------------                     --------         ----


Yoshihiko Miyauchi (66)
Director                  1996 to present      Chairman and Chief Executive            1         ORIX Auto Leasing
                                               Officer, ORIX Corporation                         Corp.
                                                                                                 ORIX Alpha
                                                                                                 Corporation
                                                                                                 ORIX Rentec
                                                                                                 Corporation
                                                                                                 ORIX Life Insurance
                                                                                                 Corporation
                                                                                                 ORIX Baseball Club
                                                                                                 ORIX Commodities
                                                                                                 Corporation
                                                                                                 NIPPON Venture
                                                                                                 Company Ltd.
                                                                                                 Nissei Leasing Co.
                                                                                                 ORIX Asia Ltd.
                                                                                                 ORIX Taiwan Corp.
                                                                                                 Thai ORIX Leasing
                                                                                                 Corp.


William V. Rapp (63)
Director                  1991 to present      President, WV Research                  1         Center on Japan
                                               Associates;                                       Economy and Business
                                               Research Professor and Chair,
                                               Henry J. Leir International
                                               Trade and Business School of
                                               Management, New Jersey
                                               Institute of Technology;
                                               Senior Research Fellow,
                                               Columbia University;
                                               Fulbright Professor,
                                               Ritsumeikan University (until
                                               1999); Managing Director, Rue
                                               Associates (1991-1999);
                                               Academic Director, Yale
                                               University (1996-1999)


Takeo Shiina (72)
Director                  1998 to present      Senior Advisor, IBM Japan,              1         Hoya Corporation;
                                               Ltd.                                              Proudfoot Consulting


Interested Directors and Officers*

The following table presents information about each Interested Director and Officer of the Fund. Each Officer's age as of May 1, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche

Investment Management Americas Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of Deutsche Investment Management Americas Inc.

                                                                                   No. of
Name, Age and                                                                      Portfolios in
Position(s)                  Length of            Principal Occupation(s) During   Fund Complex       Other
Held with the Fund           Time Served          Past 5 Years                     Overseen           Directorships Held
------------------           -----------          ------------                     --------           ------------------


Lynn S. Birdsong (55)#       2000 to present      Formerly, Managing Director,             1          None
Director and President                            Zurich Scudder Investments,
                                                  Inc.

Yasuo Kanzaki (70)           2001 to present      Special Advisor,                         1          None
Director                                          Nikko Salomon Smith Barney;
The Nikko Research                                formerly, Chairman Emeritus,
Center, Ltd.                                      The Nikko Research Center Ltd.
1-2-5 Nihonbashi Kayabacho                        (until 2001)
Chuo-ku, Tokyo 103-0025
Japan

Gina Provenzano (59)#        1978 - present       Vice President,                   Not Applicable    None
Vice President and                                Deutsche Asset Management
Treasurer

Miyuki Wakatsuki (64)        1994 - present       Vice President, Deutsche Asset    Not Applicable    None
Vice President                                    Management

Sean Lenihan (38)            2001 - present       Managing Director, Deutsche       Not Applicable    None
Vice President                                    Asset Management

Maureen E. Kane (40)+        1999 - present       Vice President,                   Not Applicable    None
Vice President and                                Deutsche Asset Management
Secretary                                         (1997 to present); prior
                                                  thereto, Assistant Vice
                                                  President of State Street Bank
                                                  and Trust Company; Associate
                                                  Staff Attorney of FMR Corp.

John R. Hebble (43)+         1998 - present       Senior Vice President,            Not Applicable    None
Assistant Treasurer                               Deutsche Asset Management


Thomas Lally (34)+           2001 - present       Senior Vice President,            Not Applicable    None
Assistant Treasurer                               Deutsche Asset Management



                                       52

                                                                                   No. of
Name, Age and                                                                      Portfolios in
Position(s)                  Length of            Principal Occupation(s) During   Fund Complex       Other
Held with the Fund           Time Served          Past 5 Years                     Overseen           Directorships Held
------------------           -----------          ------------                     --------           ------------------

Brenda Lyons (39)+           1998 - present       Senior Vice President of          Not Applicable    None
Assistant Treasurer                               Deutsche Asset Management;
                                                  Group Head-- Investment
                                                  Operations Department's
                                                  Infrastructure Group; member
                                                  of  Complex Securities
                                                  Committee and the Brokerage
                                                  Oversight Committee, Deutsche
                                                  Asset Management


#        345 Park Avenue, New York, New York 10154-0010.

+        Two International Place, Boston, Massachusetts 02110-4103


Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, 75% of the Board is comprised of Non-Interested Directors ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Directors conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included four regular board meetings, four special board meetings, one audit committee meeting and four meetings of the Special Strategy Committees to review the proposed acquisition. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the continuation of the Fund's current investment management agreement in August 2001, the Directors considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund, themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Fund (both individually and collectively) and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds.

Committees. The following table provides information regarding the Fund's standing committees, including certain of each committee's principal functions.


                                                                                             Number of Meetings Held
Name of Committee            Function of Committee              Members of Committee         Last Fiscal Year
-----------------            ---------------------              --------------------         ----------------


Audit                        Recommends selection of a fund's   John F. Loughran                         1
                             independent public accounts to     William L. Givens
                             full board; reviews the            Thomas M. Hout
                             independence of such firm;         Yoshihiko Miyauchi
                             reviews scope of audit and         William V. Rapp
                             internal controls; considers and   Takeo Shiina
                             reports to the board on matters    Shinji Fukukawa
                             relating to the fund's
                             accounting and financial
                             reporting practices.

Committee on Independent     Selects and nominates              John F. Loughran                         0
Directors                    Independent Directors*;            William L. Givens
                             establishes Director               Thomas M. Hout
                             compensation, retirement and       Yoshihiko Miyauchi
                             fund ownership policies.           William V. Rapp
                                                                Takeo Shiina
                                                                Shinji Fukukawa

Valuation                    Oversees fund valuation matters,   John F. Loughran                         3
                             including valuation                Lynn S. Birdsong
                             methodologies; establishes "fair
                             valuation" procedures to
                             determine fair market value of
                             securities held by a fund when
                             actual market values are
                             unavailable. Oversees fund
                             valuation matters, including
                             valuation methodologies;
                             establishes "fair valuation"
                             procedures to determine fair
                             market value of securities held
                             by a fund when actual market
                             values are unavailable.



                                       54

                                                                                             Number of Meetings Held
Name of Committee            Function of Committee              Members of Committee         Last Fiscal Year
-----------------            ---------------------              --------------------         ----------------

Executive                    Empowered with all of the powers   John Loughran                            0
                             of the Directors not otherwise     Lynn Birdsong
                             delegated, to the extent           William L. Givens
                             permitted by law, when the full
                             Board of Directors is not in
                             session.  These duties and
                             powers  include, but are not
                             limited to , the determination
                             of persons to serve as members
                             of the Board who are not
                             "interested persons" and the
                             nomination of the appropriate
                             number of candidates for
                             election as non-interested
                             members of the Board in
                             connection with each meeting of
                             shareholders at which members of
                             the Board are to be elected, or
                             whenever a vacancy shall exist
                             which is to be filled by a
                             non-interested member of the
                             Board.

Special Strategy Committee   Review and evaluate strategic      William L. Givens                        2
(US)                         options for the Fund, including    William V. Rapp
                             possible courses of action in      Thomas M. Hart
                             the event of a sale or merger;
                             select and hire on behalf of the
                             Fund one or more outside
                             consultants (the "Consultants")
                             with such experience and
                             expertise in the investment
                             management industry as the
                             Special Committees deem
                             appropriate for the purpose of
                             assisting in the identification
                             and evaluation of strategic
                             options for the Fund; review and
                             approve any and all agreements,
                             documents and instruments (the
                             "Consultant Agreements") entered
                             into by the Fund in connection
                             with the selection and hiring of
                             the Consultants; take any and
                             all actions deemed necessary or
                             appropriate by a Special
                             Committee to carry out the
                             foregoing duties.



                                       55

                                                                                             Number of Meetings Held
Name of Committee            Function of Committee              Members of Committee         Last Fiscal Year
-----------------            ---------------------              --------------------         ----------------

Special Strategy Committee   Review and evaluate strategic      Yoshihiko Miyauchi                       2
(Japan)                      options for the Fund, including    Takeo Shiina
                             possible courses of action in      Shinji Fukukawa
                             the event of a sale or merger;
                             select and hire on behalf of the
                             Fund one or more outside
                             consultants (the "Consultants")
                             with such experience and
                             expertise in the investment
                             management industry as the
                             Special Committees deem
                             appropriate for the purpose of
                             assisting in the identification
                             and evaluation of strategic
                             options for the Fund; review and
                             approve any and all agreements,
                             documents and instruments (the
                             "Consultant Agreements") entered
                             into by the Fund in connection
                             with the selection and hiring of
                             the Consultants; take any and
                             all actions deemed necessary or
                             appropriate by a Special
                             Committee to carry out the
                             foregoing duties.


* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of each Fund.

Director Fund Ownership

The following sets forth ranges of Director beneficial share ownership and of December 31, 2001.

                                                                                Ranges of Shares Owned
                                                                                of All Scudder Funds
Name of Director                         Range of Fund Shares Owned             Overseen by Directors
----------------                         --------------------------             ---------------------

Lynn S. Birdsong                         $10,001 - $50,000                      Over $100,000
Shinji Fukukawa                          None                                   None
William L. Givens                        $1 - $10,000                           $1 - $10,000
Thomas M. Hout                           $10,001 - $50,000                      $10,001 - $50,000
Yasuo Kanzaki                            None                                   None
John F. Loughran                         $10,001 - $50,000                      $10,001 - $50,000
Yoshihiko Miyauchi                       None                                   None
William V. Rapp                          $10,001 - $50,000                      $10,001 - $50,000
Takeo Shiina                             None                                   None

The Executive Committee of the Fund's Board of Directors, which currently consists of Messrs. Loughran, Givens and Birdsong, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board.

None of the Non-Interested Directors owned securities beneficially of the Advisor, SIS or any person directly or indirectly controlling, controlled by or under common control within the Advisor or SIS.

As of April 1, 2002, all Directors and Officers of The Japan Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class.

As of April 1, 2002, 8,426,295 shares in the aggregate, or 17.60% of the outstanding shares of The Japan Fund, Class S, were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA, 94101 who may be deemed to be beneficial owner of such shares.

As of April 1, 2002, 137,491 shares in the aggregate, or 73.50% of the outstanding shares of The Japan Fund, Class A, were held in the name of Bear Stearns Securities, for the benefit of customers, 245 Park Avenue, New York, NY 10167 who may be deemed to be beneficial owner of such shares.

As of April 1, 2002, 13,438 shares in the aggregate, or 7.18% of the outstanding shares of The Japan Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,849 shares in the aggregate, or 6.96% of the outstanding shares of The Japan Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,449 shares in the aggregate, or 5.45% of the outstanding shares of The Japan Fund, Class B were held in the name of Scudder Trust Company, Custodian for John D. White, IRA, P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,505 shares in the aggregate, or 5.67% of the outstanding shares of The Japan Fund, Class B were held in the name of Zurich Scudder Investments, for the benefit of Jeffrey and Susan Schroeder, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 7,027 shares in the aggregate, or 26.46% of the outstanding shares of The Japan Fund, Class B were held in the name of Southwest Securities, for the benefit of customers, P.O. Box 509002, Dallas, TX 75250 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 2,021 shares in the aggregate, or 7.61% of the outstanding shares of The Japan Fund, Class B were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 2,165 shares in the aggregate, or 8.15% of the outstanding shares of The Japan Fund, Class B were held in the name of Cosmetic Car Care, Inc Retirement Trust, 300 South El Camino Real, Suite 207, San Clemente, CA 92672 who may be deemed to be the beneficial owner of certain of these shares.


To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the Securities Act of 1933, as amended.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

The Independent Directors members also serve in the same capacity for other funds managed by the Advisor, which may have substantially different Director fee schedules. The following table shows the aggregate compensation received by each Independent Director from the Fund/Trust and from all of the Scudder funds as a group for the most recent fiscal year.

As noted above, the Directors conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.

                              DIRECTOR COMPENSATION

The  following  table  shows  the  aggregate   compensation   received  by  each
unaffiliated director during 2001 from The Japan Fund and from all Scudder funds as a group.

                              DIRECTOR COMPENSATION

The  following  table  shows  the  aggregate   compensation   received  by  each
unaffiliated director during 2001 from The Japan Fund and from all Scudder funds as a group.

                                                                                         Total Compensation From the
                                       Aggregate                 Retirement                        Fund and
Name of Director                     Compensation*                Benefits                      Fund Complex**
----------------                     -------------                --------                      --------------

William L. Givens(1)  (2)                 $34,000                         $0                        $34,000
Shinji Fukukawa                           $14,250                         $0                        $14,250
Thomas M. Hout(2)                         $19,750                         $0                        $19,750
Yasuo Kanzaki(2)                          $18,250                         $0                        $18,250
John F. Loughran(2)                       $20,500                         $0                        $20,250
Yoshihiko Miyauchi(2)                     $16,000                         $0                        $16,000
William V. Rapp(2)                        $20,750                         $0                        $20,750
Takeo Shiina(2)                           $18,250                         $0                        $18,250
Henry Rosovsky                             $1,000                     $6,000                         $7,000
Honorary Director
Minoru Makihara                                $0                         $0                             $0
Honorary Director
Hiroshi Yamanaka                           $1,500                     $4,500                         $6,000
Honorary Director
William H. Gleysteen, Jr.                      $0                     $3,734                         $3,734
Honorary Director
Jonathan Mason                                 $0                     $6,000                         $6,000
Honorary Director
James W. Morley                                $0                     $6,000                         $6,000
Honorary Director
Robert G. Stone, Jr.                       $1,000                     $6,000                         $7,000
Honorary Director
O. Robert Theurkauf                            $0                         $0                             $0
Honorary Director
Allan Comrie(3)                                $0                     $5,196                         $5,196

*        Does not include pension or retirement benefits.

**       Does not include pension or retirement benefits accrued.

(1) Receives an additional $10,000 per year in retainer fees in his role as Chairman.

(2) Includes $1,000 for special meetings held in connection with the proposed sale of the Advisor to Deutsche Bank. These fees were borne by Scudder.

(3)      Former Director; still receives retirement benefits of $5,196 per year.

                            ORGANIZATION OF THE FUND

The Fund was incorporated under the laws of the State of Maryland in 1961.

The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $.33 1/3 each -- of which one hundred million (100,000,000) of such shares are designated as "Class A" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class B" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class C" shares of Common Stock, one hundred million (100,000,000) of such shares are designated as "AARP Shares" of Common Stock and three hundred million (300,000,000) of such shares are designated as "Class S" shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is http://www.scudder.com. These sites offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enables users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Public Official Documents

The documents referred to after the tabular and textual information appearing herein under the caption "JAPAN AND THE JAPANESE ECONOMY" and "SECURITIES MARKETS IN JAPAN" as being the source of the statistical or other information contained in such tables or text are in all cases public official documents of Japan, its agencies, The Bank of Japan or the Japanese Stock Exchange, with the exception of the public official documents of the United Nations and of the International Monetary Fund.

Other Information

Many of the investment changes in the Fund will be made at prices different from those market prices prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Fund's investment adviser in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of Class S shares of the Fund is 471070-10-2.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Fund's Class S prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2001, and the unaudited semiannual report are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa". Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree". Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+". Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations".

S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong". Commercial paper with "overwhelming safety characteristics" will be rated "A-1+".

Fitch: The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1".

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG-" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".